Note 3 - Trade Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - EUR (€) € in Thousands	Dec. 31, 2016	Dec. 31, 2015
Trade accounts receivable	€ 10,286	€ 11,869
Notes receivable	116	560
Less: allowance for doubtful accounts	(960)	(1,091)
Total	9,442	11,338
Less current portion	(9,143)	(10,744)
Net Trade accounts and notes receivable, non-current	€ 299	€ 593